Exhibit 32.1

CERTIFICATION PURSUANT TO18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Lighting Science Group Corporation (the “Company”) for the period ended June 30, 2015 (the “Report”), the undersigned hereby certifies in his capacity as Principal Executive Officer and Principal Financial and Accounting Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2015	By:	/s/ Edward D. Bednarcik
		Name:	Edward D. Bednarcik
		Title:	Chief Executive Officer and Director (Principal Executive, Financial and Accounting Officer)